UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Illinois	001-37505	20-4718752
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 Black Road, Joliet, IL	60435
(Address of Principal Executive Offices)	(Zip Code)

(815) 725-0123
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01. Other Events

On March 14, 2016, First Community Financial Partners, Inc. (the "Company") and First Mazon Bancorp, Inc. ("First Mazon), announced the signing of an agreement to merge First Mazon's wholly owned subsidiary, Mazon State Bank, with First Community Financial Partners, Inc.'s wholly owned subsidiary, First Community Financial Bank, with First Community Financial Bank continuing as the surviving entity.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 14, 2016

SIGNATURES

Pursuant to the requirements of the Exchange Act the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY FINANCIAL PARTNERS, INC.

Date: March 14, 2016	/s/ Glen L. Stiteley
Glen L. Stiteley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 14, 2016